UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): February 5, 2004

DEVON ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30176	73-1567067
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

           99.1 Devon Energy Corporation Press Release dated February 5, 2004.

Item 12. Results of Operations and Financial Condition

     Devon Energy Corporation hereby furnishes the information set forth in its Press Release, dated February 5, 2004, announcing fourth quarter and year-end results, a copy of which is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

	By:	/s/ Danny J. Heatly

Danny J. Heatly
Vice President — Accounting

Date: February 5, 2004